Page 39 of 42 Pages

                                                                   EXHIBIT 99.22

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and any amendments thereto, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated November 6, 2006.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   April 4, 2007

                                      BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                      By: Barington Companies Investors, LLC,
                                          its general partner

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON COMPANIES INVESTORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON INVESTMENTS, L.P.
                                      By: Barington Companies Advisors, LLC,
                                          its general partner

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:   James A. Mitarotonda
                                       Title: Managing Member

                                                             Page 40 of 42 Pages

                                      BARINGTON COMPANIES ADVISORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President

                                      BARINGTON OFFSHORE ADVISORS II, LLC

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: Managing Member

                                      BARINGTON CAPITAL GROUP, L.P.
                                      By: LNA Capital Corp., its general
                                          partner

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO

                                      LNA CAPITAL CORP.

                                      By: /s/ James A. Mitarotonda
                                          ---------------------------------
                                      Name:  James A. Mitarotonda
                                      Title: President and CEO

                                      /s/ James A. Mitarotonda
                                      -------------------------------------
                                      James A. Mitarotonda

                                                             Page 41 of 42 Pages


                                      RJG CAPITAL PARTNERS, L.P.

                                      By: RJG Capital Management, LLC,
                                          its general partner

                                      By: /s/ Ronald J. Gross
                                          ---------------------------------
                                      Name:  Ronald J. Gross
                                      Title: Managing Member

                                      RJG CAPITAL MANAGEMENT, LLC

                                      By: /s/ Ronald J. Gross
                                          ---------------------------------
                                      Name:  Ronald J. Gross
                                      Title: Managing Member

                                      /s/ Ronald J. Gross
                                      -------------------------------------
                                      Ronald J. Gross

                                      D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                      L.P. By: D.B. Zwirn Partners, LLC, its
                                      general partner
                                      By: Zwirn Holdings, LLC, its managing
                                          member

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                      LTD.
                                      By: D.B. Zwirn & Co., L.P., its manager
                                      By: DBZ GP, LLC, its general partner
                                      By: Zwirn Holdings, LLC, its managing
                                          member

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                                             Page 42 of 42 Pages


                                      HCM/Z SPECIAL OPPORTUNITIES LLC
                                      By:  D.B. Zwirn & Co., L.P., its manager
                                      By:  DBZ GP, LLC, its general partner
                                      By:  Zwirn Holdings, LLC, its managing
                                           member

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      D.B. ZWIRN & CO., L.P.
                                      By: DBZ GP, LLC, its general partner
                                      By: Zwirn Holdings, LLC, its managing
                                           member

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      DBZ GP, LLC
                                      By: Zwirn Holdings, LLC, its managing
                                          member

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      ZWIRN HOLDINGS, LLC

                                      By: /s/ Daniel B. Zwirn
                                          ---------------------------------
                                      Name:  Daniel B. Zwirn
                                      Title: Managing Member

                                      /s/ Daniel B. Zwirn
                                      -------------------------------------
                                      Daniel B. Zwirn